UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Bank of America Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2014 Annual Meeting Admission Ticket

2014 Annual Meeting of Stockholders

Wednesday, May 7, 2014, 10:00 am (EDT)

Charlotte Marriott City Center

100 West Trade Street

Charlotte, North Carolina 28202

(Enter via the Independence Center.)

Upon arrival, please present this admission ticket and valid government-issued photo identification at the registration desk.

Vote by Internet • Go to www.investorvote.com/bac • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on May 7, 2014

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Bank of America Corporation 2014 annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the information contained in the proxy materials before voting. The proxy statement and 2013 annual report to stockholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and to submit a Proxy to Vote
When you go online to view materials, you can also vote your shares.
Step 1:	Go to www.investorvote.com/bac.
Step 2:	Click on the icon on the right to view current meeting materials.
Step 3:	Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4:	Make your selection as instructed on each screen to select delivery preferences and to submit a proxy to vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 25, 2014 to facilitate timely delivery.

The Bank of America Corporation 2014 Annual Meeting of Stockholders will be held at 10:00 am (EDT) on Wednesday, May 7, 2014, at Charlotte Marriott City Center, 100 West Trade Street, Charlotte, North Carolina 28202. (Enter via the Independence Center.)

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4:

1.	Election of Directors.

	01 - Sharon L. Allen	04 - Frank P. Bramble, Sr.	07 - Charles K. Gifford	10 - Monica C. Lozano	13 - Lionel L. Nowell, III

	02 - Susan S. Bies	05 - Pierre J. P. de Weck	08 - Charles O. Holliday, Jr.	11 - Thomas J. May	14 - Clayton S. Rose

	03 - Jack O. Bovender, Jr.	06 - Arnold W. Donald	09 - Linda P. Hudson	12 - Brian T. Moynihan	15 - R. David Yost

2.	An Advisory (Non-Binding) Resolution to Approve Executive Compensation (Say on Pay).

3.	Ratification of the Appointment of Our Registered Independent Public Accounting Firm for 2014.

4.	Approval of Amendment to the Series T Preferred Stock.

The Board of Directors recommends a vote AGAINST the following proposals:

5.	Stockholder Proposal – Cumulative Voting in Director Elections.			7. Stockholder Proposal – Climate Change Report.

6.	Stockholder Proposal – Proxy Access.			8. Stockholder Proposal – Lobbying Report.

Notice of Proposed Amendment to the Series T Preferred Stock

In accordance with Section 242 of the Delaware General Corporation Law, we hereby provide notice that we are submitting to our stockholders for approval at our 2014 Annual Meeting of Stockholders an amendment (the Amendment) to the certificate of designations (the Certificate of Designations) for our 6% Cumulative Perpetual Preferred Stock, Series T (the Series T Preferred Stock).

In September 2011, we issued 50,000 shares of Series T Preferred Stock in a private transaction. The terms of the Series T Preferred Stock are set forth in the Certificate of Designations, which was filed with the Delaware Secretary of State. The material changes to the Series T Preferred Stock pursuant to the Amendment being submitted to stockholders for approval are: (1) dividends will no longer accrue on the shares of Series T Preferred Stock and will be paid only when, as and if declared by our Board of Directors (currently, dividends continue to accrue even if not declared by our Board of Directors); (2) the dividend rate of 6% per annum will be fixed with no possibility of increase (currently, the dividend rate increases to 8% per annum if dividends are not declared and paid when due); and (3) we may redeem the Series T Preferred Stock only after the fifth anniversary of the effective date of the Amendment for 105% of the issuing price (currently, we may redeem the Series T Preferred Stock at any time for 105% of the issuing price).

The foregoing summary of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is attached as Exhibit A to the proxy statement and is incorporated into this summary by reference.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To submit a proxy to vote your shares you must submit your proxy online or by telephone or request a paper copy of the proxy materials to receive a proxy card which can be completed and must be received by the company prior to the annual meeting. If you wish to attend and vote at the meeting, please bring this notice with you.

Information about attending and voting at the Bank of America 2014 Annual Meeting of Stockholders

Attendance at the 2014 Annual Meeting of Stockholders is limited to stockholders or their legal proxies. Valid government-issued photo identification and either an admission ticket, proof of stock ownership or a legal proxy as of March 12, 2014, the record date for the meeting, are required to be admitted to the meeting. Failure to bring the required documentation may delay or prevent you from being admitted to the meeting.

If you wish to vote in person at the 2014 Annual Meeting of Stockholders, you may either bring your proxy card or a legal proxy in your name provided by the record owner of the shares you intend to vote and request a ballot at the meeting.

For more information about attending and voting at the 2014 Annual Meeting of Stockholders, please refer to the proxy statement.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials, you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

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Internet – Go to www.investorvote.com/bac. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

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Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

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Email – Send an email to investorvote@computershare.com with “Proxy Materials Bank of America Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive an electronic or a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 25, 2014.
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